UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Effective August 6, 2009, Chesapeake Energy Corporation (“the Company”) entered into an unsolicited transaction with a holder of the Company’s 2.25% Contingent Convertible Senior Notes due 2038 (the “2.25% Convertible Notes”), to issue 142,000 shares of the Company’s Common Stock, par value $0.01 per share (the "Common Stock"), in exchange for $5,000,000 principal amount of the 2.25% Convertible Notes, representing less than 1% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on August 11, 2009 and the $5,000,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective August 6, 2009, the Company entered into an additional unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 959,551 shares of the Company’s Common Stock in exchange for $33,787,000 principal amount of the 2.25% Convertible Notes, representing 3.26% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on August 12, 2009 and the $33,787,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective August 7, 2009, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 938,578 shares of the Company’s Common Stock in exchange for $33,224,000 principal amount of the 2.25% Convertible Notes, representing 3.32% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on August 12, 2009 and the $33,224,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective September 10, 2009, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 238,597 shares of the Company’s Common Stock in exchange for $8,431,000 principal amount of the 2.25% Convertible Notes, representing less than 1% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on September 15, 2009 and the $8,431,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective September 15, 2009, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 366,520 shares of the Company’s Common Stock in exchange for $14,000,000 principal amount of the 2.25% Convertible Notes, representing 1.46% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on September 18, 2009 and the $14,000,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective September 15, 2009, the Company entered into an additional unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 185,747 shares of the Company’s Common Stock in exchange for $7,095,000 principal amount of the 2.25% Convertible Notes, representing less than 1% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on September 18, 2009 and the $7,095,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective September 16, 2009, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 1,345,678 shares of the Company’s Common Stock in exchange for $51,401,000 principal amount of the 2.25% Convertible Notes, representing 5.47% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on September 21, 2009 and the $51,401,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective September 29, 2009, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 62,852 shares of the Company’s Common Stock in exchange for $2,315,000 principal amount of the 2.25% Convertible Notes, representing less than 1% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on October 2, 2009 and the $2,315,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 8, 2009, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes to issue 3,439,996 shares of the Company’s Common Stock in exchange for $122,857,000 principal amount of the 2.25% Convertible Notes, representing 13.87% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction is scheduled to close on October 14, 2009 and the $122,857,000 of the 2.25% Convertible Notes will be retired upon receipt.  The issuance of the shares of Common Stock in this transaction is exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 13, 2009, the Company provided an updated outlook for 2009, 2010 and 2011, which is attached hereto as Exhibit 99.1.  In conjunction with the filing of this Current Report on Form 8-K, we have also updated the Outlook on our website at www.chk.com.

Section 8 – Other Events

Item 8.01 Other Events.

On October 12, 2009, the Company issued a press release announcing that it has been selected by the U.S. Environmental Protection Agency (EPA) as the Natural Gas Star Production Partner of the Year.  A copy of the press release is filed herewith as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:           October 13, 2009

EXHIBIT INDEX

Exhibit No.	Document Description

99.1*	Chesapeake Energy Corporation Outlook dated October 13, 2009

99.2*	Chesapeake Energy Corporation press release dated October 12, 2009

*  Filed herewith.